UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2023

STEEL PARTNERS HOLDINGS L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-35493	13-3727655
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 32nd Floor, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 520-2300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Units, no par value	SPLP	New York Stock Exchange
6.0% Series A Preferred Units	SPLP-PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 10, 2023, Steel Partners Holdings L.P. (the “Company”) filed a current report on Form 8-K announcing that on January 5, 2023, Mr. Gordon Walker, Senior Vice President of the Company, notified the Company of his intention to resign from his position with the Company, effective as of January 20, 2023.

In connection with his termination of employment, on January 20, 2023, Mr. Walker and the Company entered into a Separation Agreement and General Release (the “Separation Agreement”), effective January 27, 2023 (the “Effective Date”). Under the terms of the Separation Agreement, Mr. Walker is entitled to receive the following separation benefits (subject to applicable withholdings): (1) a lump sum cash payment equal to $2,115,000; and (2) if Mr. Walker timely elects (pursuant to COBRA) continued group health insurance coverage for himself and his eligible dependents, monthly reimbursements of COBRA premiums actually paid for the three months following the Effective Date. The Separation Agreement also provides for (i) the continued effectiveness of the Bonus, Confidentiality, and Non-Solicitation Agreement signed by Mr. Walker on or about July 11, 2022 (the form of which was filed as Exhibit 10.3 to the Company’s current report on Form 8-K filed on August 22, 2022), (ii) a customary general release of claims, and (iii) customary confidentiality, cooperation and non-disparagement provisions. The foregoing description of the Separation Agreement is only a summary and is qualified in its entirety by the full text of the Separation Agreement, a copy of which is attached hereto as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Separation Agreement and General Release, dated as of January 20, 2023, between the Company and Gordon Walker.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 26, 2023	STEEL PARTNERS HOLDINGS L.P.

	By:	Steel Partners Holdings GP Inc.
Its General Partner

	By:	/s/ Jason Wong
Jason Wong
Chief Financial Officer

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